SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant  [ X ]

Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[   ]  Preliminary Proxy Statement

[   ]  Confidential, for Use of the Commission Only
       (as permitted by Rule 14a-6(e)(2))

[ X ]  Definitive Proxy Statement

[   ]  Definitive Additional Materials

[   ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         Bank West Financial Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

                         BANK WEST FINANCIAL CORPORATION
                            2185 Three Mile Road N.W.
                          Grand Rapids, Michigan 49544
                                 (616) 785-3400


                                                                 October 1, 1999

Dear Stockholder:

         You are cordially invited to attend the 1999 Annual Meeting of Stockholders of Bank West Financial Corporation (the "Company"). The meeting will be held at the Grand Rapids Elks Lodge No. 48 located at 2715 Leonard Street, N.W., Grand Rapids, Michigan 49504 on Wednesday, October 27, 1999 at 10:00 a.m., Eastern Time. As more fully described in the accompanying materials, the purpose of the meeting is to elect three directors and to ratify the appointment of independent auditors. We urge you to support your Company's nominees and to sign, date and return the enclosed proxy card today. Your vote is important, even if you only hold a few shares.

Your Board of Directors Believes in Stockholder Representation

         Your current Board of Directors owns a substantial amount of the Company's common stock. See "Beneficial Ownership of Common Stock by Certain Beneficial Owners and Management" in the attached Proxy Statement. Your Board of Directors represents all stockholders and intends to continue to take steps to enhance stockholder value.

         It is very important that you be represented at the Annual Meeting regardless of the number of shares you own or whether you are able to attend the meeting in person. We urge you to mark, sign, and date your proxy card today and return it in the postage-paid envelope provided, even if you plan to attend the Annual Meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

         Your  continued   support  of  and  interest  in  Bank  West  Financial
Corporation are sincerely appreciated.

                                             Sincerely,


                                             /s/Ronald A. Van Houten
                                             -----------------------
                                             Ronald A. Van Houten, President and
                                             Chief Executive Officer

                         BANK WEST FINANCIAL CORPORATION
                            2185 Three Mile Road N.W.
                          Grand Rapids, Michigan 49544
                                 (616) 785-3400

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS To
                           Be Held on October 27, 1999

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders ("Annual Meeting") of Bank West Financial Corporation (the "Company") will be held at the Grand Rapids Elks Lodge No. 48 located at 2715 Leonard Street, N.W., Grand Rapids, Michigan 49504 on Wednesday, October 27, 1999 at 10:00 a.m., Eastern Time, for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

         (1) To elect three directors for terms of three years or until their successors have been elected and qualified;

         (2) To ratify the appointment of Crowe Chizek and Company LLP as the Company's independent auditors for the fiscal year ending June 30, 2000; and

         (3) To transact such other business as may properly come before the meeting or any adjournment thereof. Except with respect to procedural matters incident to the conduct of the meeting, management is not aware of any other such business.

         Stockholders of record of the Company as of the close of business on September 15, 1999 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

                                             BY ORDER OF THE BOARD OF DIRECTORS

                                             /s/Ronald A. Van Houten
                                             -----------------------
                                             Ronald A. Van Houten, President and
                                               Chief Executive Officer

Grand Rapids, Michigan
October 1, 1999


--------------------------------------------------------------------------------
YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.
--------------------------------------------------------------------------------

                         BANK WEST FINANCIAL CORPORATION


                                 PROXY STATEMENT


                         ANNUAL MEETING OF STOCKHOLDERS

                                October 27, 1999

       This Proxy Statement is being furnished to the holders of common stock, par value $.01 per share ("Common Stock"), of Bank West Financial Corporation (the "Company"), which acquired all of the common stock of Bank West (the "Bank") issued in connection with the conversion of the Bank from a federally chartered mutual savings bank to a federally chartered stock savings bank in March 1995 (the "Conversion"). The Bank converted to a Michigan-chartered state savings bank in fiscal 1998.

       Proxies are being solicited on behalf of the Board of Directors of the Company to be used at the Annual Meeting of Stockholders ("Annual Meeting") to be held at the Grand Rapids Elks Lodge No. 48 located at 2715 Leonard Street, N.W., Grand Rapids, Michigan 49504 on Wednesday, October 27, 1999 at 10:00 a.m., Eastern Time, and at any adjournment thereof for the purposes set forth in the Notice of Annual Meeting of Stockholders. This Proxy Statement is first being mailed to stockholders on or about October 1, 1999.

       Each proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted for each of the matters described herein and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies.

       Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by (1) filing with the Secretary of the Company written notice thereof (James A. Koessel, Secretary, Bank West Financial Corporation);
(2) submitting a duly executed proxy bearing a later date; or (3) appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.


                            VOTING AND REQUIRED VOTES

       Only stockholders of record at the close of business on September 15, 1999 (the "Voting Record Date"") will be entitled to vote at the Annual Meeting. On the Voting Record Date, there were 2,521,059 shares of Common Stock issued and outstanding, and the Company had no other class of equity securities outstanding. Each share of Common Stock outstanding is entitled to one vote at the Annual Meeting on each matter properly presented at the Annual Meeting.

       Directors are elected by a plurality of the votes cast with a quorum present. A quorum consists of stockholders representing, either in person or by proxy, a majority of the outstanding Common Stock entitled to vote at the meeting. Abstentions are considered in determining the presence of a quorum but will not affect the plurality vote required for the election of directors. The affirmative vote of the holders of a majority of the total votes present in person or by proxy is required to ratify the appointment of the independent auditors. Under rules of the New York Stock Exchange, the election of directors and the ratification of the auditors are considered "discretionary" items upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions and for which there will not be "broker non-votes."


          INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR, DIRECTORS
                   WHOSE TERMS CONTINUE AND EXECUTIVE OFFICERS

Election of Directors

       The Bylaws of the Company presently provide that the Board of Directors shall consist of nine members, and the Articles of Incorporation and Bylaws of the Company presently provide that the Board of Directors shall be divided into three classes as nearly equal in number as possible. The number of directors was reduced from 10 to 9 when Mr. Sydloski resigned, and the Articles of Incorporation provide that no decrease in the number of directors shall shorten the term of any incumbent director. The members of each class are to be elected for a term of three years or until their successors are elected and qualified. One class of directors is to be elected annually. There are no arrangements or understandings between the Company and any person pursuant to which such person has been elected or nominated as a director (except that Mr. Riley was the proposed nominee of LaSalle Financial Partners in 1998 at a time when LaSalle indicated that it would take additional actions if such nomination was not accepted), and no director or nominee for director is related to any other director, nominee for director or executive officer of the Company by blood, marriage or adoption.

       Unless otherwise directed, each proxy executed and returned by a stockholder will be voted for the election of the nominees for director listed below. If any person named as a nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by the Board of Directors. At this time, the Board of Directors knows of no reason why any of the nominees listed below may not be able to serve as a director if elected.

                                                           Position with the Company and the
                                                              Bank and Principal Occupation                Director
Name                                  Age(1)                   During the Past Five Years                  Since(2)
----                                  ------                   --------------------------                  --------
                                                  Nominees for Term Expiring in 2002

Richard L. Bishop                       55        Director; President and Treasurer of Jurgens               1991
                                                  & Holtvluwer Men's Store, Inc., Grand
                                                  Rapids, Michigan.

Thomas D. DeYoung                       61        Director; President and principal                          1979
                                                  stockholder of DeYoung & Associates,
                                                  Grand Rapids, Michigan, a commercial
                                                  building contractor since 1993.  Prior
                                                  thereto, President of DeYoung & Bagin,
                                                  Grand Rapids, Michigan, a commercial
                                                  building contractor, since 1975.

Jacob Haisma                            63        Director; owner of Jacob Haisma Builders,                  1979
                                                  Inc., Grand Rapids, Michigan, since 1960.



The Board of Directors recommends that you vote FOR the election of the above nominees for director.

                                                  Directors Whose Terms Expire in 2000

John H. Zwarensteyn                   54          Director, President, Chief Executive Officer                1992
                                                  and sole stockholder of Gemini
                                                  Corporation,   Grand   Rapids,
                                                  Michigan,   a  publishing  and
                                                  communications  concern, since
                                                  1979.

Harry E. Mika                         79          Director; private investor; served for 29 years             1997
                                                  as   a   director    at   five
                                                  different   banks  in  western
                                                  Michigan,  including  Director
                                                  and Senior Vice  President  of
                                                  Ameribank  in  Grand   Rapids,
                                                  Michigan from 1989 to 1996.

                                                  Position with the Company and the
                                                    Bank and Principal Occupation                         Director
Name                           Age(1)                During the Past Five Years                           Since(2)
----                           ------                --------------------------                           --------
                                          Directors Whose Terms Expire in 2001

George A.                        57       Chairman of the Board of the Company and the                        1978
Jackoboice                                Bank since 1994 and 1992, respectively.  President
                                          of Monarch Hydraulics, Inc., Grand Rapids,
                                          Michigan since 1983.

Carl A. Rossi                    69       Director; Part Owner and Sales and Contract                         1972
                                          Manager for Bay Area Interiors, Grand Rapids,
                                          Michigan since 1991; President of Kentwater Land
                                          Co., Grand Rapids, Michigan, from 1970 to 1998.

Robert J. Stephan                63       Director; President and Chief Executive Officer of                  1990
                                          SecureOne Benefit Administrators, Inc., Grand
                                          Rapids, Michigan, which insures businesses against
                                          various risks, since July 1995.  Prior thereto,
                                          President, Chief Executive Officer and sole
                                          stockholder of Risk Control, Inc., Grand Rapids,
                                          Michigan, from 1993 to July 1995.

Wallace D. Riley                 72       Director; Senior Partner in Riley and Roumell, a law                1998
                                          firm in Detroit, Michigan, since 1968.  Director of
                                          National TechTeam, Inc., a provider of information
                                          technology outsourcing support services located in
                                          Dearborn, Michigan.

----------------
(1)    As of September 15, 1999.
(2)    Includes service as a director of the Bank.

Executive Officers Who Are Not Directors

       The following table sets forth certain information with respect to the executive officers of the Company who are not directors. There are no arrangements or understandings between the Company and any such person pursuant to which such person was elected an executive officer of the Company, and no such officer is related to any director or officer of the Company by blood, marriage or adoption.

Name                                   Age(1)      Principal Occupation During the Past Five Years
----                                   ------      -----------------------------------------------
Ronald A. Van Houten                     63        President and Chief Executive Officer of the Company
                                                   and the Bank since June 1999; interim Chief Executive
                                                   Officer of the Company and the Bank from April 1999
                                                   to June 1999; President and Chairman of the Board of
                                                   Caledonia Financial Corporation in Caledonia, Michigan
                                                   from 1995 to April 1999; President and Chief Executive
                                                   Officer of State Bank of Caledonia from 1995 to 1998.

James A. Koessel                         51        Senior Vice President of Mortgage Lending of the Bank
                                                   since May 1999; Vice President and Chief Lending
                                                   Officer of the Company since 1994 and of the Bank
                                                   from 1992 to May 1999; Secretary of the Company and
                                                   the Bank since February 1996; Vice President and
                                                   Branch Manager for Mortgage Corporation of America,
                                                   Grand Rapids, Michigan, from 1991 to August 1992.

Kevin A. Twardy                          32        Vice President and Chief Financial Officer of the
                                                   Company and the Bank since December 1994 and
                                                   November 1994, respectively; prior to joining the Bank
                                                   in November 1994, Manager for six months with the
                                                   accounting firm of Crowe Chizek and Company, Grand
                                                   Rapids, Michigan; prior thereto, Senior Auditor with
                                                   Ernst & Young, Chicago, Illinois.

Laurie Adams                             43        Vice President and Director of Retail Banking of the
                                                   Company and the Bank since July 1996; prior thereto,
                                                   Assistant Vice President and Administrative Services
                                                   Manager for FMB State Savings Bank, Lowell,
                                                   Michigan, from 1990 to 1996.

Louis D. Knooihuizen                     49        Vice President of Commercial Lending of the Company
                                                   and the Bank since May 1999; prior thereto, Vice
                                                   President of Community Lending at National City Bank,
                                                   Grand Rapids, Michigan, from February 1995 to April
                                                   1999; prior thereto, First Vice President at Michigan
                                                   National Bank, Grand Rapids, Michigan.

----------------------------
(1)    As of September 15, 1999.

Stockholder Nominations

       Article 7.F of the Company's Articles of Incorporation governs nominations for election to the Board of Directors and requires all such nominations, other than those made by the Board, to be made at a meeting of stockholders called for the election of directors, and only by a stockholder who has complied with the notice provisions in that section. Stockholder nominations must be made pursuant to timely notice in writing to the Secretary of the Company. To be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of the Company not later than 60 days prior to the anniversary date of the immediately preceding annual meeting. The Articles of Incorporation set forth specific requirements with respect to stockholder nominations.

Board Meetings and Committees

       The Board of Directors of the Company met 11 times during the year ended June 30, 1999. Directors of the Company receive no fees from the Company for attending Board of Directors meetings or committee meetings. The Board of Directors has standing audit and executive committees as described below. The Board of Directors of the Company does not have a compensation committee. No director of the Company attended fewer than 75% in the aggregate of the meetings of the Board of Directors held during fiscal 1999 and the total number of meetings held by all committees of the Board on which he served during the year.

       The Audit Committee reviews the scope and results of the audit performed by the Company's independent auditors and reviews with management and such independent auditors the Company's system of internal control and audit. The Audit Committee also reviews all examination and other reports by federal banking regulators. The members of the Audit Committee for both the Company and the Bank are Messrs. Stephan (Chairman), Jackoboice and Riley. The Audit Committee is the same for the Company and the Bank and met three times in fiscal 1999.

       The Executive Committee, which consists of Messrs. Jackoboice (Chairman), Bishop, Rossi, and, as nonvoting members, executive officers Van Houten, Adams, Koessel and Twardy, is authorized to act on behalf of the Board of Directors of the Company between scheduled Board meetings, subject to the limitations on its powers and authorities set forth under Michigan law. The Executive Committee is the same for the Company and the Bank and met once in fiscal 1999.

       The Nominating Committee, which consists of Messrs. Mika (Chairman), Rossi and Stephan, met once during fiscal 1999. Although the Board of Directors will consider nominees recommended by stockholders, it has not actively solicited recommendations from stockholders of the Company. Article 7.F of the Company's Articles of Incorporation provides certain procedures which stockholders must follow in making director nominations. If such stockholder nominations are made, ballots will be provided at the Annual Meeting bearing the name of a stockholder's nominee or nominees.

       Regular meetings of the Board of Directors of the Bank are held on at least a monthly basis and special meetings of the Board of Directors are held from time-to-time as needed. There were 13 meetings of the Board of Directors of the Bank held during the year ended June 30, 1999. No director attended fewer than 75% of the total number of meetings of the Board of Directors of the Bank during fiscal 1999 and the total number of meetings held by all committees of the Board on which the director served during such year.

       The Board of Directors of the Bank has established various committees, including Executive, Audit, Compensation, Nominating, Year 2000, Marketing, Long-Term Planning, Loan and Investment/ALCO Committees. The Compensation Committee reviews the compensation of the Bank's officers and employees. The members of the committee are Messrs. DeYoung, Jackoboice and Mika, and the committee met twice during the year ended June 30, 1999.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK
                   BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

       The following table includes, as of the Voting Record Date, certain information as to the Common Stock beneficially owned by (1) each person or entity, including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended ("1934 Act"), who or which was known to the Company to be the beneficial owner of more than 5% of the issued and outstanding Common Stock, (2) the directors of the Company, and (3) all directors and executive officers of the Company and the Bank as a group.

                                                                                           Common Stock
                                                                                      Beneficially Owned as of
                                                                                    September 15, 1999(1)(2)(3)
                                                                                   -------------------------------
Name of Beneficial Owner                                                              Amount                  %
------------------------                                                           --------------        ---------
Bank West Financial Corporation                                                       234,668(4)             9.3%
Employee Stock Ownership Plan Trust
2185 Three Mile Road N.W.
Grand Rapids, Michigan 49544

John Hancock Advisors, Inc.                                                           168,000(5)             6.7%
101 Huntington Avenue
Boston, Massachusetts  02199

LaSalle Financial Partners Limited Partnership                                        168,967(6)             6.7%
350 E. Michigan Avenue, Suite 500
Kalamazoo, Michigan 49007

Directors:
   Richard L. Bishop                                                                   32,882(7)             1.3%
   Thomas D. DeYoung                                                                   26,680(8)             1.1%
   Jacob Haisma                                                                        51,632(9)             2.0%
   George A. Jackoboice                                                               41,516(10)             1.6%
   Harry E. Mika                                                                     200,100(11)             7.9%
   Carl A. Rossi                                                                      25,865(12)             1.0%
   Robert J. Stephan                                                                  42,718(13)             1.7%
   John H. Zwarensteyn                                                                39,137(14)             1.5%
   Wallace D. Riley                                                                    5,000(15)               *

All directors and executive officers of the Company
 and the Bank as a group (14 persons)                                                 554,289(2)(3)(4)      21.2%

-------------------
* Represents less than 1% of the outstanding stock.

                                                   (Footnotes on following page)

-----------------
(1) Based upon information furnished by the respective persons. Pursuant to rules promulgated under the 1934 Act, a person is deemed to beneficially own shares of Common Stock if he or she directly or indirectly has or shares (a) voting power, which includes the power to vote or to direct the voting of the shares; or (b) investment power, which includes the power to dispose or direct the disposition of the shares. Unless otherwise indicated, the named beneficial owner has sole voting power and sole investment power with respect to the indicated shares.

(2) Under applicable regulations, a person is deemed to have beneficial ownership of any shares of Common Stock which may be acquired within 60 days of the Voting Record Date pursuant to the exercise of outstanding stock options. Shares of Common Stock which are subject to stock options are deemed to be outstanding for the purpose of computing the percentage of outstanding Common Stock owned by such person or group but not deemed outstanding for the purpose of computing the percentage of Common Stock owned by any other person or group. The amounts set forth in the table include shares which may be received upon the exercise of stock options within 60 days of the Voting Record Date as follows: for each non-employee director other than Messrs. Mika and Riley, 8,183 shares; and for all directors and executive officers as a group, 99,281 shares.

(3) Includes restricted shares granted pursuant to the Company's Management Recognition Plans ("MRPs") as follows: for each non-employee director other than Messrs. Mika and Riley, 2,500 shares; and for all directors and executive officers as a group, 29,944 shares. While these restricted shares have not yet vested or been distributed to the recipient of the grant, the grant recipients are entitled to vote the restricted shares. The trustees of the MRPs, who consist of directors of the Company, will vote the aggregate 38,107 shares of Common Stock held by the MRPs which have not yet been granted in the same proportion that holders of unvested MRP awards vote their unvested MRP shares. The trustees disclaim beneficial ownership of such shares, which are not included in the above table.

(4) The Bank West Financial Corporation Employee Stock Ownership Plan Trust ("Trust") was established pursuant to the Bank West Financial Corporation Employee Stock Ownership Plan ("ESOP") by an agreement between the Company and Messrs. Jackoboice, Bishop and Haisma, who act as trustees of the plan ("Trustees"). As of the Voting Record Date, 139,734 shares of Common Stock held in the Trust were unallocated and 94,934 shares had been allocated to the accounts of participating employees. Under the terms of the ESOP, the Trustees will generally vote the allocated shares held in the ESOP in accordance with the instructions of the participating employees and will generally vote unallocated shares held in the ESOP in the same proportion for and against proposals to stockholders as the ESOP participants and beneficiaries actually vote shares of Common Stock allocated to their individual accounts, subject in each case to the fiduciary duties of the ESOP trustees and applicable law. Any allocated shares which either abstain on the proposal or are not voted will be disregarded in determining the percentage of stock voted for and against each proposal by the participants and beneficiaries. The amount of Common Stock beneficially owned by each individual trustee or all directors, nominees and executive officers as a group does not include the unallocated shares held by the Trust. The total for all directors and executive officers as a group includes 18,575 shares allocated to the ESOP accounts of three executive officers.

                                         (Footnotes continued on following page)

(5) These shares are held by the John Hancock Bank and Thrift Opportunity Fund (the "Fund"). Pursuant to an advisory agreement with the Fund date July 21, 1994, John Hancock Advisors, Inc. ("JHA") has sole voting and dispositive power as to these shares. JHA is a wholly owned subsidiary of The Berkeleley Financial Group ("TBFG"), which is a wholly owned subsidiary of John Hancock Asset Management ("JHAM"), which is a wholly owned subsidiary of John Hancock Subsidiaries, Inc. ("JHSI"), which is a wholly owned subsidiary of John Hancock Mutual Life Insurance Company ("JHMLICO"). The principal business office of TBFG is located at the same address as JHA, and the principal business offices of JHMLICO, JHSI and JHAM are located at John Hancock Place, P. O. Box 111, Boston, MA 02117. The direct and indirect parent companies of JHA may be deemed to have indirect beneficial ownership of these shares.

(6) The general partners consist of LaSalle Capital Management, Inc. ("LaSalle Capital") and Talman Financial, Inc. ("Talman"). LaSalle Capital is controlled by Florence and Richard J. Nelson and is located at the same address as LaSalle Financial Partners. Talman is controlled by Peter T. Kross and is located at 248 Grosse Pointe Boulevard, Grosse Pointe Farms, Michigan 48236.

(7) Includes 13,933 shares held jointly with Mr. Bishop's spouse, with whom voting and dispositive power is shared, and 4,816 shares held by Mr. Bishop's IRA. Excludes the shares held by the ESOP and the MRPs, of which Mr. Bishop is one of three trustees.

(8) Includes 4,158 shares held by Mr. DeYoung's IRA, 1,753 shares held by his spouse's IRA, and 6,637 shares held as trustee for two different trusts.

(9) Includes 37,500 shares held jointly with Mr. Haisma's spouse, with whom voting and dispositive power is shared. Excludes the shares held by the ESOP and the MRPs, of which Mr. Haisma is one of three trustees.

(10) Includes 17,548 shares held jointly with Mr. Jackoboice's spouse, with whom voting and dispositive power is shared, 2,466 shares held by Mr. Jackoboice's individual retirement account ("IRA"), 2,466 shares held by his spouse's IRA, and 4,902 shares held as custodian for his children. Excludes the shares held by the ESOP and the MRPs, of which Mr. Jackoboice is one of three trustees.

(11) The business address for Mr. Mika, who owns over 5% of the outstanding Common Stock, is Bank West Financial Corporation, 2185 Three Mile Road N.W., Grand Rapids, Michigan
       49544.

(12) Includes 3,413 shares held jointly with Mr. Rossi's spouse, with whom voting and dispositive power is shared, 7,329 shares held by Mr. Rossi's IRAs and retirement plans, and 990 shares held by his spouse's IRA.

                                         (Footnotes continued on following page)

(13) Includes 6,555 shares held jointly with Mr. Stephan's spouse, with whom voting and dispositive power is shared, 18,477 shares held by Mr. Stephan's IRA, 2,000 shares held by Mr. Stephan's spouse, and 1,528 shares held by his spouse's IRA.

(14) Includes 5,298 shares held jointly with Mr. Zwarensteyn's spouse, with whom voting and dispositive power is shared, 15,725 shares held by Mr. Zwarensteyn's IRA, and 3,981 shares held by his spouse's IRA.

(15) Mr. Riley is a minority investor and a limited partner in LaSalle Financial Partners.


Section 16(a) Beneficial Ownership Reporting Compliance

       Under Section 16(a) of the 1934 Act, the Company's directors, officers and any persons holding more than 10% of the Common Stock are required to report their ownership of the Common Stock and any changes in that ownership to the Securities and Exchange Commission ("Commission") and the National Association of Securities Dealers, Inc. ("NASD") by specific dates. Based on representations of its directors and officers and copies of the reports that they have filed with the Commission and the NASD, the Company believes that all of these filing requirements were satisfied by the Company's directors and officers in the fiscal year ended June 30, 1999.


                             EXECUTIVE COMPENSATION

Summary Compensation Table

       The Company has not yet paid separate compensation directly to its officers. However, the Company reimburses the Bank for the Company's pro rata share of the compensation of the officers pursuant to an employee cost sharing agreement. The following table sets forth a summary of certain information concerning the compensation paid by the Bank for services rendered in all capacities during the fiscal year ended June 30, 1999 to the President and Chief Executive Officer of the Company and the Bank.

                                               Annual Compensation                     Long Term Compensation
                                     -------------------------------------    --------------------------------------
                                                                                         Awards             Payouts
                                                                 Other        --------------------------    --------
                                                                Annual                       Securities                 All Other
          Name and         Fiscal      Salary                Compensation     Restricted     Underlying      LTIP      Compensation
     Principal Position     Year        (3)        Bonus          (4)         Stock Award     Options(5)      Payouts       (6)
     ------------------     ----     --------     ------       --------       -----------     ----------    ---------   ------------
Ronald A. Van Houten,       1999     $  1,994     $   --       $  1,200        $    --           33,334         --        $    --
   President and Chief
   Executive Officer(1)

Paul W. Sydloski,           1999     $ 85,613     $   --            --         $    --             --           --        $30,598
   former President and     1998      114,932      6,389            --              --           24,000         --         58,020
   Chief Executive          1997      107,693         --            --              --           30,000         --         34,911
   Officer(2)

                                                   (Footnotes on following page)

---------------

(1) Mr. Van Houten became interim Chief Executive Officer in April 1999 and President and Chief Executive Officer in June 1999.

(2)    Mr. Sydloski resigned effective March 4, 1999.

(3) Includes directors' fee for Mr. Sydloski of $5,400 for fiscal 1999, $9,000 for fiscal 1998 and $8,400 for fiscal 1997.

(4) Includes an automobile allowance of $400 per month for Mr. Van Houten. Annual compensation does not include amounts attributable to other miscellaneous benefits. The costs to the Bank of providing such other miscellaneous benefits during fiscal 1999 did not exceed 10% of the total salary and bonus paid to or accrued for the benefit of either individual executive officer.

(5) Consists of stock options granted pursuant to the Company's 1995 Key Employee Stock Compensation Program, which options vest and are exercisable at the rate of 20% a year over a five-year period commencing on the first anniversary of the date of grant. See "- Employment and Severance Agreements" for a description of the cash payment to be made to Mr. Van Houten if his employment terminates before his option is fully vested.

(6) Includes $28,717, $55,914 and $32,874 of Common Stock allocated to Mr. Sydloski's account in the ESOP for fiscal 1999, 1998 and 1997, respectively. Also includes $1,293 of annual life insurance premiums paid in each of fiscal 1999, 1998 and 1997 to provide life insurance on Mr. Sydloski's life for the benefit of his spouse in the amount of $300,000 and, for fiscal 1999, 1998 and 1997, $588, $813 and $744 of matching contributions paid by the Bank to Mr. Sydloski's account under the Bank's 401(k) plan.

Fiscal Year Option Values

       The following table sets forth, with respect to each executive officer named in the Summary Compensation Table, information with respect to stock options granted during fiscal 1999.

                                                                 Individual Grants
                               --------------------------------------------------------------------------------
                                                     Percent of Total
                                Options              Options Granted         Exercise
      Name                     Granted(1)             to Employees(2)         Price(3)         Expiration Date
      ----                     ----------             ---------------         --------         ---------------
Ronald A. Van Houten             33,334                    44.0%              $8.656               4/14/09
Paul W. Sydloski                     --                      --                   --                    --

------------------------
(1) None of the indicated awards were accompanied by stock appreciation rights.

(2) Percentage of options granted to all employees and directors during fiscal 1999.

                                         (Footnotes continued on following page)

(3) The exercise price was based on the market price of the Common Stock on the date of the grant.


Fiscal Year-End Option Values

       The following table sets forth, with respect to each executive officer named in the Summary Compensation Table, information with respect to the number of options held at the end of the fiscal year and the value with respect thereto.

                                                                           Number of                       Value of Unexercised
                                  Shares                               Unexercised Options                 in the Money Options
                                 Acquired                               at Fiscal Year End                   Fiscal Year End(2)
                                    on              Value          -------------------------------     -----------------------------
        Name                     Exercise        Realized(1)       Exercisable     Unexercisable       Exercisable     Unexercisable
        ----                     --------        -----------       -----------     -------------       -----------     -------------
Ronald A. Van Houten                 --           $    --               --              33,334          $     --             $46,884
Paul W. Sydloski                  20,100           47,309               --                  --                --                  --

------------------------
(1) Based upon the difference between the per share market price of the common stock on the date of exercise and the per share exercise price of the stock option.

(2) Based on a per share market price of the Common Stock of $10.0625 at June 30, 1999.


Director Compensation

       During the year ended June 30, 1999, each non-employee director of the Bank received a fee of $1,000 per Board meeting. However, if more than one Board meeting was missed during the year, the fee was $500 for the second and third meetings that were missed if the absence was excused by the Board, and no fees were paid for unexcused absences or for more than three missed meetings. In addition, each non-employee director received $300 per committee meeting. Directors who are also officers did not receive any fees for committee meetings in fiscal 1999. Mr. Sydloski received Board fees of $600 per meeting.

Employment and Severance Agreements

       The Company and the Bank (collectively, the "Employers") entered into an employment agreement with Mr. Van Houten effective April 13, 1999 for an indefinite term. The agreement provided for Mr. Van Houten to serve as interim Chief Executive Officer of the Employers, and he was appointed President and Chief Executive Officer on June 30, 1999. Mr. Van Houten receives a salary of $9,600 per year, which shall be increased at the same time and in the same amount as the applicable limit in the Social Security regulations is increased. Mr. Van Houten also receives a monthly motor vehicle allowance of $400, and he was granted an incentive stock option for 33,334 shares of Common Stock. The option vests at the rate of 20% per year, with the first vesting occurring on April 14, 2000. However, if Mr. Van Houten's employment is terminated prior to his option becoming fully vested on April 14, 2004, then Mr. Van Houten will receive a cash payment equal to the difference between (1) the number of shares assumed to be vested if the option vested monthly over a period of three years, and (2) the number of shares actually vested on the five-year annual vesting schedule, multiplied by the difference between the fair market value of a share of Common Stock on the date of termination and the per share exercise price of the option. If Mr. Van Houten's employment is terminated as a result of or after a Change in Control of the Employers, as defined, then his option shall be deemed to be 100% vested for purposes of clause (1) above. The Employers also agreed to indemnify Mr. Van Houten to the fullest extent permitted by law, except for any liability or loss resulting from the gross negligence of Mr. Van Houten. Either party may terminate the agreement for any reason or no reason upon providing 30 days written notice to the other.

       The Employers have two-year severance agreements with Messrs. Koessel and Twardy and with Ms. Adams. These agreements currently expire on March 30, 2001. At least 30 days prior to March 31, 2000 and each March 30 after that, the Boards of Directors of the Employers shall determine whether or not to extend the term of the agreements for an additional one year. Any party may elect not to extend the term of the agreements by providing written notice at least 30 days prior to any annual anniversary date. Under the terms of such severance agreements, the Employers have agreed that in the event the officer's employment is terminated following a Change in Control of the Company, as defined, by the Employers for other than cause, retirement, death or disability or by the officer as a result of certain adverse actions which are taken with respect to the officer's employment, such officer will be entitled to (1) a cash severance amount equal to two times the highest level of his or her base salary during any of the three calendar years ending during the year in which the termination occurs, payable in equal monthly installments over 24 months, and (2) a continuation of benefits similar to those he or she is receiving at the time of such termination for a period of two years or until the officer obtains full-time employment with another employer, whichever occurs first. The agreements were amended in February 1999 to require the officers to mitigate the amount of severance benefits payable by diligently and continuously seeking other employment. In May 1999, the Employers entered into a severance agreement with Mr. Knooihuizen on substantially the same terms as the amended severance agreements for the above three executive officers.

       A Change in Control is generally defined in the employment and severance agreements to include any change in control required to be reported under the federal securities laws, as well as (1) the acquisition by any person of 25% or more of the Company's outstanding voting securities or (2) a change in a majority of the directors of the Company during any two-year period without the approval of at least two-thirds of the persons who were directors of the Company at the beginning of such period.

       Each of the above four severance agreements provides that in the event that any of the payments to be made thereunder or otherwise upon termination of employment are deemed to constitute a "parachute payment" within the meaning of
Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), then such payments and benefits received thereunder shall be reduced, in the manner determined by the employee, by the amount, if any, which is the minimum necessary to result in no portion of the payments and benefits being non-deductible by the Employers for federal income tax purposes. Parachute payments generally are payments equal to or exceeding three times the base amount, which is defined to mean the recipient's average annual compensation from the employer includable in the recipient's gross income during the most recent five taxable years ending before the date on which a change in control of the employer occurred (or such lesser time as the recipient has been employed). Recipients of parachute payments are subject to a 20% excise tax on the amount by which such payments exceed the base amount, in addition to regular income taxes, and payments in excess of the base amount are not deductible by the employer as compensation expense for federal income tax purposes.

       Although the above-described employment and severance agreements could increase the cost of any acquisition of control of the Company, management of the Company does not believe that the terms thereof would have a significant anti-takeover effect.

       Effective March 4, 1999, the Employers and Mr. Sydloski agreed to mutually terminate Mr. Sydloski's employment agreement. Pursuant to the agreement and general release, the Employers agreed to (1) pay Mr. Sydloski severance of $225,000 over a two-year period, and (2) provide medical and dental coverage for a period of 12 months. The release also contained confidentiality, non-disparagement and non-competition provisions.

Employee Stock Ownership Plan

       The Company has established the ESOP for employees of the Company and the Bank. Employees of the Company and the Bank who have been credited with at least 500 hours of service during a twelve month period and who have attained age 18 are eligible to participate in the ESOP.

       As part of the Conversion, the ESOP borrowed funds from the Company to purchase 243,009 shares of Common Stock issued in the Conversion. The loan to the ESOP is being repaid principally from the Bank's contributions to the ESOP over a period of 10 years, and the collateral for the loan is the Common Stock purchased by the ESOP. The loan to the ESOP bears a fixed interest rate of 7.0%. The Company may, in any plan year, make additional discretionary contributions for the benefit of plan participants in either cash or shares of Common Stock, which may be acquired through the purchase of outstanding shares in the market or from individual stockholders, upon the original issuance of additional shares by the Company or upon the sale of treasury shares by the Company. Such purchases, if made, would be funded through additional borrowings by the ESOP or additional contributions from the Company. The timing, amount and manner of future contributions to the ESOP will be affected by various factors, including prevailing regulatory policies, the requirements of applicable laws and regulations and market conditions.

       Shares purchased by the ESOP with the proceeds of the loan are held in a suspense account and released on a pro rata basis as debt service payments are made. Discretionary contributions to the ESOP and shares released from the suspense account are allocated among participants on the basis of compensation. Forfeitures are reallocated among remaining participating employees and may reduce any amount the Company might otherwise have contributed to the ESOP. Participants vest in their right to receive their account balances within the ESOP at the rate of 20% per year starting with the completion of three years of service and will be 100% vested upon the completion of seven years of service. Credit is given for years of service with the Bank prior to adoption of the ESOP. In the case of a "change in control," as defined, however, participants will become immediately fully vested in their account balances. Benefits are payable upon retirement, early retirement, disability or separation from service. The Company's contributions to the ESOP are not fixed, so benefits payable under the ESOP cannot be estimated.

       Messrs. Jackoboice, Bishop and Haisma serve as trustees of the ESOP. Under the ESOP, the trustee must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees, and unallocated shares will be voted in the same ratio on any matter as to those allocated shares for which instructions are given.

       Generally accepted accounting principles require that any third party borrowing by the ESOP be reflected as a liability on the Company's statement of financial condition. Since the ESOP's loan is from the Company, such obligation is not treated as a liability, but the amount of the borrowing is deducted from stockholders' equity. If the ESOP purchases newly issued shares from the Company, total stockholders' equity would neither increase nor decrease, but per share stockholders' equity and per share net earnings would decrease as the newly issued shares are allocated to the ESOP participants.

       The ESOP is subject to the requirements of the Employee Retirement Income Security Act of 1974, as amended, and the regulations of the Internal Revenue Service and the Department of Labor thereunder.

Defined Benefit Pension Plan

       The Bank has a defined benefit pension plan ("Retirement Plan") for all full-time employees who have completed three months of service with the Bank. In general, the Retirement Plan provides a benefit at an employee's "normal retirement age" (age 65) equal to 1.5% of average annual salary times years of credited service. The average annual salary is the average of the highest five consecutive annual salaries prior to retirement. An employee becomes fully vested upon completion of five years of qualifying service. During the year ended June 30, 1999, Bank West did not make a contribution to the Retirement Plan, as the plan was adequately funded and subject to the IRS "full funding limitation." When subject to the full funding limitation, no contribution is either required or deductible.

       The following table illustrates annual pension benefits for retirement at age 65 under various levels of compensation and years of credited service. The benefits shown in the table are subject to reduction by a specified percentage of the employee's social security benefit.

                                                                 Years of Credited Service
                                    ---------------------------------------------------------------------------------------
               Average
            Compensation              15                20                   25                 30                   35
            ------------            ------           -------              -------             -------              -------
                $40,000             $9,000           $12,000              $15,000             $18,000              $21,000
                 60,000             13,500            18,000               22,500              27,000               31,500
                 80,000             18,000            24,000               30,000              36,000               42,000
                100,000             22,500            30,000               37,500              45,000               52,500
                120,000             27,000            36,000               45,000              54,000               63,000
                140,000             31,500            42,000               52,500              63,000               73,500

       The figures in the above table assume that the Retirement Plan continues in its present form and that the participants elect a 10-year certain and life annuity form of benefit.

       The maximum annual compensation which may be taken into account under the Code (as adjusted from time to time by the IRS) for calculating benefits and contributions under qualified defined benefit plans currently is $160,000, and the maximum annual benefit permitted under such plans currently is $125,000. The pension benefits listed in the table are not subject to any deduction for Social Security or other offset amounts.

       Upon his departure in March 1999, Mr. Sydloski had 11 years of credited service under the Retirement Plan. At June 30, 1999, Mr. Van Houten has no years of credited service.

Transactions with Certain Related Persons

       The Bank has made, and may in the future make, loans in the ordinary course of business to directors and executive officers and their respective associates. Such loans are made on substantially the same terms, including interest rate and collateral, as those prevailing at the same time for comparable transactions with persons unaffiliated with the Bank and do not involve more than the normal risk of collectibility or present other unfavorable features.

       At June 30, 1999, the Bank had four loans outstanding to or guaranteed by directors and executive officers of the Bank, or members of their immediate families, who had an aggregate indebtedness in excess of $60,000. These loans totalled approximately $618,000 or 2.7% of the Company's total stockholders' equity at June 30, 1999.

                     RATIFICATION OF APPOINTMENT OF AUDITORS

       The Board of Directors of the Company has appointed Crowe Chizek and Company LLP, independent certified public accountants, to perform the audit of the Company's consolidated financial statements for the year ending June 30, 2000, and has further directed that the selection of auditors be submitted for ratification by the stockholders at the Annual Meeting.

       The Company has been advised by Crowe Chizek and Company LLP that neither that firm nor any of its associates has any relationship with the Company or its subsidiaries other than the usual relationship that exists between independent certified public accountants and clients. Crowe Chizek and Company LLP will have one or more representatives at the Annual Meeting who will have an opportunity to make a statement, if they so desire, and who will be available to respond to appropriate questions.

       The Board of Directors recommends that you vote FOR the ratification of the appointment of Crowe Chizek and Company LLP as independent auditors for the fiscal year ending June 30, 2000.


                              STOCKHOLDER PROPOSALS

       Any proposal which a stockholder wishes to have included in the proxy materials of the Company relating to the next annual meeting of stockholders of the Company, which is scheduled to be held in October 2000, must be received at the principal executive offices of the Company, 2185 Three Mile Road N.W., Grand Rapids, Michigan 49544, Attention: James A. Koessel, Secretary, no later than June 3, 2000. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the 1934 Act, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of stockholders. It is urged that any such proposals be sent by certified mail, return receipt requested.

       Stockholder proposals which are not submitted for inclusion in the Company's proxy materials pursuant to Rule 14a-8 under the 1934 Act may be brought before an annual meeting provided that the requirements set forth in
Article 10.D of the Company's Articles of Incorporation are satisfied in a timely manner. To be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of the Company not less than 60 days prior to the anniversary date of the Company's immediately preceding annual stockholders' meeting.


                                 ANNUAL REPORTS

       A copy of the Company's Annual Report to Stockholders for the year ended June 30, 1999 accompanies this Proxy Statement. Such annual report is not part of the proxy solicitation materials.

       Upon receipt of a written request, the Company will furnish to any stockholder without charge a copy of the Company's annual report on Form 10-K for the year ended June 30, 1999 and a list of the exhibits thereto required to be filed with the Securities and Exchange Commission under the 1934 Act. Such written request should be directed to Kevin A. Twardy, Vice President and Chief Financial Officer, Bank West Financial Corporation, 2185 Three Mile Road N.W., Grand Rapids, Michigan 49544. The Form 10-K is not part of the proxy solicitation materials.


                                  OTHER MATTERS

       Each proxy solicited hereby also confers discretionary authority on the Board of Directors of the Company to vote the proxy with respect to the approval of the minutes of the last meeting of stockholders, the election of any person as a director if the nominee is unable to serve or for good cause will not serve, matters incident to the conduct of the meeting, and upon such other matters as may properly come before the Annual Meeting. Management is not aware of any business that may properly come before the Annual Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

       The Company may solicit proxies by mail, advertisement, telephone, facsimile, telegraph and personal solicitation. Directors and executive officers of the Company and the Bank may solicit proxies personally or by telephone without additional compensation. The Company will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy solicitation materials to the beneficial owners of the Company's Common Stock.

       YOUR VOTE IS IMPORTANT! WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT TODAY IN THE ENCLOSED POSTAGE- PAID ENVELOPE.

                                 REVOCABLE PROXY
                         BANK WEST FINANCIAL CORPORATION

[ X ] PLEASE MARK VOTES AS IN THIS EXAMPLE

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF BANK WEST FINANCIAL CORPORATION FOR USE ONLY AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 27, 1999 AND AT ANY ADJOURNMENT THEREOF.

  The undersigned hereby appoints the Board of Directors of the Company, or any successors thereto, as proxies, with full powers of substitution, to vote the shares of the undersigned at the Annual Meeting of Stockholders of the Company to be held at the Grand Rapids Elks Lodge No. 48 located at 2715 Leonard Street, N.W., Grand Rapids, Michigan 49504, on October 27, 1999, at 10:00 a.m., Eastern Time, or at any adjournment thereof, with all the powers that the undersigned would possess if personally present, as follows:

1. Election of Directors
   Nominees for three-year term:

   Richard L. Bishop, Thomas D. DeYoung
   and Jacob Haisma

   [   ] For      [   ] Withhold      [   ] For All Except

INSTRUCTION: To withhold authority to vote for less than all of the nominees, mark "For All Except" and write the name of the nominee(s) in the space provided below.

--------------------------------------------------------------------------------

2. Proposal to ratify the appointment of Crowe Chizek and Company LLP as the Company's independent auditors for the fiscal year ending June 30, 2000.

    [   ] For      [   ] Against       [   ] Abstain

   In their discretion, the proxies are authorized to vote with respect to approval of the minutes of the last meeting of stockholders, the election of any person as a director if the nominee is unable to serve or for good cause will not serve, matters incident to the conduct of the meeting, and upon such other matters as may properly come before the meeting.

   The Board of Directors recommends that you vote FOR the Board of Directors' nominees listed above and FOR Proposal 2. Shares of common stock of the Company will be voted as specified. If no specification is made, shares will be voted for the election of the Board of Directors' nominees to the Board of Directors, for Proposal 2, and otherwise at the discretion of the proxies. This proxy may not be voted for any person who is not a nominee of the Board of Directors of the Company. This proxy may be revoked at any time before it is exercised.

                         Please be sure to sign and date
                          this Proxy in the box below.


--------------------------------------------------------------------------------
                                      Date

--------------------------------------------------------------------------------
                             Stockholder sign above

--------------------------------------------------------------------------------
                         Co-holder (if any) sign above


    Detach above card, sign, date and mail in postage paid envelope provided.

                         BANK WEST FINANCIAL CORPORATION

  The above signed hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders of Bank West Financial Corporation called for October 27, 1999, a Proxy Statement for the Annual Meeting and the 1999 Annual Report to Stockholders.

  Please sign exactly as your name(s) appear on this Proxy. Only one signature is required in the case of a joint account. When signing in a representative capacity, please give title.

          PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY CARD
                          USING THE ENCLOSED ENVELOPE.